UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

---------------------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  September 14, 2006

THE DEWEY ELECTRONICS CORPORATION.
(Exact name of registrant as specified in its charter)


New York
(State or other jurisdiction of incorporation)

0-2892
(Commission File Number)

13-1803974
(I.R.S. Employer Identification Number)


27 Muller Road
Oakland, New Jersey
(address of principal executive
offices)

07436
(Zip Code)


Registrant's telephone number, including area code: (201) 337-4700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
__Written communications pursuant to Rule 425 under the Securities Act
__Soliciting material pursuant to Rule 14a-12 under the Exchange Act
__Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
__Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)  On September 14, 2006, the Board of Directors of The Dewey
Electronics Corporation (the "Company") expanded the size of the Board from five to six and elected Ronald Tassello as a director, effective immediately. Mr. Tassello is the Chief Financial Officer of Hytorc, a division of Unex Corporation, and among other positions was previously the Chief Financial Officer of Alcan Baltek Corporation. Mr. Tassello is also a certified public accountant. The Board has not yet named Mr. Tassello to any of the Board's committees.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE DEWEY ELECTRONICS CORPORATION

Date: September 20, 2006          /s/ John H. D. Dewey
                                  John H. D. Dewey
                                  President and Chief Executive Officer